UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2015

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 E. Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During a conference call on March 18, 2015, in reference to the Form 8-K filed by Omnicell, Inc. (“Omnicell”) with the Securities and Exchange Commission on March 17, 2015, Omnicell management was asked the question “is the Omnicell employee, who crafted the side letter, still with the company?”  Omnicell management misinterpreted the question to be “is the Omnicell employee who reported the side letter still with the company?”   Omnicell management answered “yes” to the question on the conference call.  Upon review of the conference call transcript, management now understands the question actually asked. To clarify, the employee who reported the alleged side letter is currently employed by Omnicell.  In addition, the employee who drafted the alleged side letter is currently employed by Omnicell.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: March 18, 2015	By:	/s/ Dan S. Johnston
Dan S. Johnston, Executive Vice President and Chief Legal & Administrative Officer